License Agreement

BEVERLY HILLS TRIANGLE - 9595 WILSHIRE
9595 Wilshire Blvd. Suite #900
Beverly Hills, CA 90212
Phone: (310) 300-8400 / Fax: (310) 300-8401

Premier Business Centers

Date of Agreement: June 14, 2012
Client: OverNear Inc.
Address: 9595 Wilshire Blvd
Suite 900
City: Beverly Hills
State: CA ZIP: 90212
E-Mail: bill@overnear.com
Total # of Offices: 1
No. of people: 1

Initial Term: Month To Month
Commencement Date: July 1, 2012
Initial Term Expiration Date: N / A

Contact: Bill Glaser
Telephone: 310-869-7899
Fax: 310-744-6060
Prorated For: 30 Days out of 30

MONTHLY RECURRING CHARGES

Office #(s)	Square Footage	Interior/Exterior	List Price	UNITS	FIRST MONTH	DUE MONTHLY
951	129	Exterior	$1,419.00	$1,200.00	$1,200.00	$1,200.00
ESTIMATED CAM CHARGES 0.21 (Building's common area maint./operating exp. Subject to adjustment)				129	$27.09	$27.09
UNBUNDLED TELECOM / DATA:						
TELEPHONE PACKAGE (Includes 1 phone, 2 line appearances and voicemail for $100 per month)				0	$0.00	$0.00
INTERNET ACCESS (Shared access to a T-1 connection $95 each)				0	$0.00	$0.00
BUNDLED TELECOM / DATA PACK ($147.5 each), Includes: 1 Telephone handset, 2 line appearances, 1 voicemail box, 1 high speed internet access, Up to 1000 local and/or long distance minutes per monthly billing cycle. All minutes over 1000 per monthly billing cycle will be charged $.05/minute. Excludes all International calls.				1	$147.50	$147.50
DEDICATED FAX OR MODEM LINE ($50 per line per month)				0	$0.00	$0.00
STATIC IP ADDRESS ($30 each)				0	$0.00	$0.00
PERSONALIZED TELEPHONE ANSWERING ($50 each)				0	$0.00	$0.00
PERSONALIZED TELEPHONE ANSWERING / CALL SCREENING ($100 each)				0	$0.00	$0.00
ADDITIONAL VOICE MAIL BOX, TREE OR PAGING ($25 each)				0	$0.00	$0.00
ADDITIONAL DID (Direct Private line) ($50 each)				0	$0.00	$0.00
CALL PATCH TO OUTSIDE NUMBER ($50 each, usage call charge may apply)				0	$0.00	$0.00
411 TELEPHONE DIRECTORY ASSISTANCE LISTING ($10 each)				0	$0.00	$0.00
BEVERAGE SERVICE ($12.5 per person)				1	$12.50	$12.50
LEXIS NEXIS SERVICE ($250 for the first person, $200 for each additional)				0	$0.00	$0.00
FURNITURE RENTAL ($0 each)				0	$0.00	$0.00
PARKING ($170 each)				1	$170.00	$170.00
TELECOM FEATURES ($10 each, or $20 for all 3 features)				0	$0.00	$0.00
			BASIC MONTHLY FEE:	**SUBTOTAL**	**$1,557.09**	**$1,557.09**

ONE TIME CHARGES (SET UP FEES)

INITIAL SET UP (Admin. set up, 1 directory listing, 1 access card/key, credit verification - $0/company)	1	$0.00
UNBUNDLED TELECOM / DATA:		
TELEPHONE PACKAGE INSTALLATION AND PROGRAMMING ($200 each)	0	$0.00
INTERNET ACCESS INSTALLATION ($150 per connection)	0	$0.00
BUNDLED TELECOM / DATA PACK INSTALLATION AND SET UP ($175 per package)	1	$175.00
DEDICATED FAX OR MODEM LINE OR ADDITIONAL TELEPHONE LINE ($100 per line)	0	$0.00
ADDITIONAL VOICE MAIL BOX, TREE OR PAGING ($50 each)	0	$0.00
CALL PATCHING SET UP ($50 each)	0	$0.00
SET UP FEE FOR 411 TELEPHONE DIRECTORY ASSISTANCE LISTING ($50 each)	0	$0.00
BUILDING ACCESS CARD ($30 each)	0	$0.00
ADDITIONAL SET OF KEYS ($25 each set /2 keys)	0	$0.00
ADDITIONAL DIRECTORY STRIP OR DOOR NAME ($130 each)	0	$0.00
CLEANING FEE ($200 per office)	1	$200.00
PARKING / BUILDING CARDS ($35 each)	0	$0.00
TELECOM FEATURES INSTALL ($25 for 1, or $30 for 2 or more)	0	$0.00
SET UP FEES:	**SUBTOTAL**	**$375.00**

SECURITY DEPOSIT

Total Security Deposit On Hand For Client (Equal to 1 times monthly recurring charges)	$1,557.09	$1,557.09
	SUBTOTAL	**$1,557.09**
	TOTAL MOVE-IN CHARGES	***$3,489.18***

Miscellaneous: *Any monthly recurring discount is for the initial term only. 50% DISCOUNT ON RECURRING TELEPHONE AND INTERNET BUNDLE. 50% DISCOUNT ON ONE TIME INSTALLATION FEE. SET UP FEE WAIVED. ONE MONTHS SECURITY DEPOSIT SUBJECT TO CREDIT APPROVAL.

CLIENT:
OverNear Inc.

Bill Glaser
Signature

Signature

6/21/12
Date

PREMIER OFFICE CENTERS, LLC
a California limited liability company

By: Jeffrey H. Reinstein, Chief Executive Officer